EXHIBIT 32.1   SUNCOAST NATURALS, INC.

   Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
         (Section 906 of the Sarbanes-Oxley Act of 2002)

I, William J. Reilly, President, and Director "principal executive officer") of Suncoast Naturals, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2004 of the Registrant (the "Report"):

      (1)  The  Report  fully   complies  with  the   requirements   of  Section
      13(a)[15(d)] of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: 12/13/04            /s/ WILLIAM J. REILLY
                        ---------------------
                          William J. Reilly
                          President and Director